________________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
________________________________________________________________________________


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

________________________________________________________________________________


                                December 13, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                          ZYNEX MEDICAL HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                    33-26787-D                  90-0214497
      ------------------         --------------        ---------------------
     (State or other             (Commission            (I.R.S. Employer
      jurisdiction               File Number)          Identification No.)
     of incorporation)


      8100 South Park Way, Suite A-9, Littleton, CO              80120
      ---------------------------------------------            ----------
        (Address of principal executive offices)               (Zip Code)


                  Registrant's telephone number: (303) 703-4906
                                                 --------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01.  Changes in Registrant's Certifying Accountant.

     On December 13, 2005, Gordon, Hughes & Banks, LLP resigned as the independent registered public accountant of Zynex Medical Holdings, Inc. ("Zynex"). Gordon, Hughes & Banks' resignation was approved and accepted by Zynex's Board of Directors. Also, on December 13, 2005, Zynex's Board of Directors engaged GHP Horwath, P.C. as the independent registered public accountant for Zynex's financial statements for the year ending December 31, 2005. Zynex does not have an audit committee of its Board of Directors.

     Gordon, Hughes & Banks' reports on Zynex's consolidated balance sheet as of December 31, 2004 and the related consolidated statements of operations, cash flows and stockholders' equity for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that their report on these financial statements stated that the Company's significant operating losses raised substantial doubt about Zynex's ability to continue as a going concern.

     In connection with the audit of the financial statements described above and through December 13, 2005, there were no disagreements with Gordon, Hughes and Banks on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference thereto in their report on the financial statements of such years. In addition, during the above periods, there have been no reportable events as defined in
Item 304(a)(1)(iv)(B) of Regulation S-B.

     The Company has requested that Gordon, Hughes & Banks furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated December 14, 2005, is filed as Exhibit 16 to this Form 8-K.

     GHP Horwath, P.C. audits 27 public companies and is a member firm of Horwath International, the world's eighth largest international association of full service accounting firms, according to industry source Accounting Today. Headquartered in New York City, Horwath International has more than 400 associate offices located in 90 countries.

     During Zynex's two most recent fiscal years and the period from January 1, 2005 to the date of engaging GHP Horwath as stated above, Zynex did not consult with GHP Horwath with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) of Regulation S-B.

Item 9.01.  Financial Statements and Exhibits

     The following exhibits are filed with this Report:

               Exhibit No.          Document
               -----------          --------

                   16 Letter from Gordon, Hughes & Banks to the Securities and Exchange Commission dated December 14, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                          ZYNEX MEDICAL HOLDINGS, INC.
                                          (Registrant)

Date      December 15, 2005           By   /s/ Thomas Sandgaard
          -----------------                -------------------------------------
                                           Thomas Sandgaard
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

   Exhibit
   Number                        Description
--------------------------------------------------------------------------------

    16 Letter from Gordon, Hughes & Banks to the Securities and Exchange Commission dated December 14, 2005.